                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Senior Loan Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund

                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Emerging Markets Income Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund




* Funds that have not commenced investment operations.


CALIFORNIA INSURED MUNICIPALS INCOME TRUST                     SERIES 219
FLORIDA INSURED MUNICIPALS INCOME TRUST                        SERIES 152
MICHIGAN INSURED MUNICIPALS INCOME TRUST                       SERIES 183
MISSOURI INSURED MUNICIPALS INCOME TRUST                       SERIES 120
MISSOURI INSURED MUNICIPALS INCOME TRUST                       SERIES 121
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                     SERIES 144
NEW YORK INSURED MUNICIPALS INCOME TRUST                       SERIES 170
OHIO INSURED MUNICIPALS INCOME TRUST                           SERIES 127
OHIO INSURED MUNICIPALS INCOME TRUST                           SERIES 128
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                   SERIES 287
INVESTMENT GRADE MUNICIPAL TRUST                               SERIES 42
INSURED MUNICIPALS INCOME TRUST                                SERIES 482
INSURED MUNICIPALS INCOME TRUST                                SERIES 483
INSURED MUNICIPALS INCOME TRUST LIMITED                        SERIES 93
INSURED MUNICIPAL LADDERED TRUST                               SERIES 7
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE        SERIES 5
LONG TERM INVESTMENT GRADE TRUST                               SERIES 20
ROLLING TREASURY PORTFOLIO                                     SERIES 1
GNMA INCOME PORTFOLIO                                          SERIES 2
INVESTMENT GRADE TRUST                                         SERIES 17
VK INSURED INCOME TRUST                                        SERIES 117
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                        SERIES 13
SELECT S AND P GREATER CHINA PICKS PORTFOLIO                   SERIES 1
DENT GLOBAL DEMOGRAHPICS PORTFOLIO                             SERIES 1
DIVIDEND INCOME AND VALUE PORTFOLIO                            SERIES 41
DOW 30 INDEX TRUST                                             SERIES 17
VK STRATEGIC 10 U.S. TRADITIONAL SERIES                        JANUARY 2004 SERIES
EAFE STRATEGIC 20 TRUST                                        SERIES 41
ENERGY PORTFOLIO                                               SERIES 9
FINANCIAL INSTITUTIONS TRUST                                   SERIES 21
SELECT 5 INDUSTRIAL PORTFOLIO                                  SERIES 41
FOCUS VALUE PORTFOLIO                                          SERIES 10
VK GREAT INTERNATIONAL FIRMS TRUST                             SERIES 23
GLOBAL 45 DIVIDEND STRATEGY PORTFOLIO                          SERIES 41
VK HEALTHCARE AND PHARMACEUTICAL TRUST                         SERIES 26
VK INTERNET TRUST                                              SERIES 37
STRATEGIC GROWTH LARGE CAP PORTFOLIO                           SERIES 41
MORGAN STANLEY HI-TECH 35 INDEX TRUST                          SERIES 30
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO                 SERIES 15
S AND P POWERPICKS PORTFOLIO                                   SERIES 4
PREFERRED SECURITIES PORTFOLIO                                 SERIES 3
STRATEGIC SMALL CAP PORTFOLIO                                  SERIES 41
S AND P SELECT CORE 20 PORTFOLIO                               SERIES 41
SELECT 10 INDUSTRIAL PORTFOLIO                                 SERIES 41
SELECT S AND P INDUSTRIAL PORTFOLIO                            SERIES 41
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                      SERIES 41
VK UTILITY TRUST                                               SERIES 15
COHEN AND STEERS REIT INCOME PORTFOLIO                         SERIES 10
SELECT GROWTH TRUST                                            JANUARY 2004 SERIES

